EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Williams
Industries, Incorporated (the "Company") on Form 10-Q for the quarter ending January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Frank E. Williams, III, the Chairman of the
Company, certify, pursuant to and for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date March 10, 2003
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/s/ Frank E. Williams, III
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Frank E. Williams, III
Chairman of the Board,
President,
Chief Executive Officer,
Chief Financial Officer